                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



            Date of Report (Date of earliest event Reported): July 24, 1999


                                 RAYCHEM CORPORATION
               --------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                     2-15299               94-1369731
   ---------------             ----------------      ------------------
   (State or Other             (Commission File       (I.R.S. Employer
   Jurisdiction of                 Number)          Identification Number)
   Incorporation)

                                300 Constitution Drive
                             Menlo Park, California 94025
                                    (650) 361-3333
               --------------------------------------------------------
                (Addresses, including zip code, and telephone numbers,
                 including area code, of principal executive offices)


                                         NONE
                             --------------------------------
            (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the previously announced merger of the Registrant and a subsidiary of Tyco International Ltd. expired at 11:59 p.m. on Saturday, July 24, 1999. The Registrant also received the determination of the Commission of the European Communities under Council Regulation (EEC) No. 4064/89 to approve the merger.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAYCHEM CORPORATION


DATE: July 26, 1999                      By: /s/ Karen O. Cottle
                                        -------------------------------------
                                         Name:     Karen O. Cottle
                                         Title:    Vice President, General
                                                   Counsel and Secretary





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